                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004



                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       March 4, 1998
                                                --------------------------------

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Florida                           0-12945                   59-2313852
--------------------------------------------------------------------------------------
(State or other jurisdiction              (Commission                (IRS Employer
     of incorporation)                    File Number)             Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois                60606-2607
--------------------------------------------------------------------------------------
        (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code           (312) 207-0020
                                                  ------------------------------------

--------------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)



                      This document consists of 58 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

First Capital Institutional Real Estate, Ltd. - 2, (the "Registrant"), sold its interest in the real property commonly known as Marketplace at Rivergate Shopping Center ("Rivergate"), located in Nashville, Tennessee to The Price REIT, Inc., a Maryland Corporation.

The closing of this transaction occurred on March 4, 1998. Rivergate was sold for $8,128,000 in cash to an unrelated party pursuant to arm's-length negotiations. Proceeds received by the Registrant approximated $7,825,000, which was net of actual and estimated closing expenses. For the quarter ending March 31, 1998, the Registrant will record a net gain for financial reporting purposes of approximately $1,625,000 from this transaction. The Registrant will distribute substantially all of the Sale Proceeds on August 31, 1998 to Limited Partners of record as of March 4, 1998.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

        (page 5) Pro Forma Financial Information

        Exhibits

        2.1 (page 10) Contract for Purchase of Real Property, executed December 4, 1997, between First Capital Institutional Real Estate, Ltd. - 2, a Florid Limited Partnership (the "Seller") and The Price REIT, Inc., a Maryland Corporation ("Purchaser");

        2.2 (page 50) Closing Statement, dated March 4, 1998, between the Seller and Purchaser.




No information is required under Item 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                               By: FIRST CAPITAL FINANCIAL CORPORATION
                                   As General Partner

March 16, 1998                 By: /s/         NORMAN M. FIELD
--------------                     ---------------------------------------------
    (Date)                                     NORMAN M. FIELD
                                     Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sales of Rivergate and Foxhall Square Office Building ("Foxhall") (sold November
1997) had occurred on September 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1997 has been presented as if the sales of Rivergate and Foxhall, as well as the three other properties sold during the nine months ended September 30, 1997 (Lakewood Square Shopping Center, Banana River Square Shopping Center and 12621 Featherwood Office Building) had occurred on December 31, 1996. The five properties listed above are hereafter referred to as the "Sold Properties". The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of the Sold Properties had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1995 and 1996 and September 30, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                          September 30, 1997
                                                       -----------------------------------------------------------
                                                                        Current         Previous         Pro Forma
                                                          Balance      Pro Forma        Pro Forma         Balance
                                                           Sheet      Adjustments      Adjustments         Sheet
                                                       -----------    -----------      -----------       ---------
Investment in commercial rental properties:
 Land                                                  $ 6,199,400    $(2,988,300)    $ (2,351,100)     $   860,000
 Buildings and improvements                             19,363,000     (5,597,700)      (8,317,300)       5,448,000
                                                       -----------    -----------     ------------      -----------
                                                        25,562,400     (8,586,000)     (10,668,400)       6,308,000
 Accumulated depreciation and amortization              (8,249,900)     2,305,800        3,565,400       (2,378,700)
                                                       -----------    -----------     ------------      -----------

 Total investment properties, net of
  accumulated depreciation and amortization             17,312,500     (6,280,200)      (7,103,000)       3,929,300

Cash and cash equivalents                                7,050,000      7,748,800        8,216,600       23,015,400
Investment in debt securities                            5,443,000                                        5,443,000
Restricted cash                                             50,000                                           50,000
Rents receivable                                            67,000                         (64,200)           2,800
Investment in and loans to joint venture                 5,496,600                                        5,496,600
Other assets                                                12,700         (2,600)          (3,500)           6,600
                                                       -----------    -----------     ------------      -----------
                                                       $35,431,800    $ 1,466,000     $  1,045,900      $37,943,700
                                                       ===========    ===========     ============      ===========


                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
 Accounts payable and accrued expenses                 $   307,600    $   (54,100)    $    (56,900)     $   196,600
 Due to Affiliates                                          69,400                                           69,400
 Security deposits                                          95,000        (31,000)         (44,200)          19,800
 Distributions payable                                   6,949,700      7,824,800        8,249,400       23,023,900
 Other liabilities                                           8,000                                            8,000
                                                       -----------    -----------     ------------      -----------
                                                         7,429,700      7,739,700        8,148,300       23,317,700
                                                       -----------    -----------     ------------      -----------
Partners' capital:
 General Partner                                                 0         25,000           11,500           36,500
 Limited Partners (84,886 Units issued
  and outstanding)                                      28,002,100     (6,298,700)      (7,113,900)      14,589,500
                                                       -----------    -----------     ------------      -----------
                                                        28,002,100     (6,273,700)      (7,102,400)      14,626,000
                                                       -----------    -----------     ------------      -----------
                                                       $35,431,800    $ 1,466,000     $  1,045,900      $37,943,700
                                                       ===========    ===========     ============      ===========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                              Nine Months Ended September 30, 1997
                                                  -------------------------------------------------------------
                                                                                                    Pro Forma
                                                  Statement of       Current         Previous      Statement of
                                                   Income and       Pro Forma        Pro Forma      Income and
                                                    Expenses       Adjustments      Adjustments      Expenses
                                                  ------------     -----------      -----------    ------------
Income:
 Rental                                            $3,948,800      $(775,500)      $(2,216,800)     $  956,500
 Interest                                             514,200                           (6,600)        507,600
 Gain on sale of Property                             378,100                         (378,100)              0
                                                   ----------      ---------       -----------      ----------
                                                    4,841,100       (775,500)       (2,601,500)      1,464,100
                                                   ----------      ---------       -----------      ----------

Expenses:
 Depreciation and amortization                        821,100       (182,800)         (462,200)        176,100
 Property operating:
  Affiliates                                          206,800        (26,400)         (122,900)         57,500
  Nonaffiliates                                       667,100        (83,900)         (389,600)        193,600
 Real estate taxes                                    357,900        (41,500)         (247,700)         68,700
 Insurance - Affiliate                                 40,700         (8,200)          (23,400)          9,100
 Repairs and maintenance                              422,600        (40,100)         (257,600)        124,900
 General and administrative:
  Affiliates                                           26,300                                           26,300
  Nonaffiliates                                       173,100                                          173,100
                                                   ----------      ---------       -----------      ----------

                                                    2,715,600       (382,900)       (1,503,400)        829,300
                                                   ----------      ---------       -----------      ----------

Income before income from partipation               2,125,500       (392,600)       (1,098,100)        634,800
  in joint venture

Income from partipation in joint venture              280,500                                          280,500
                                                   ----------      ---------       -----------      ----------

Net income                                         $2,406,000      $(392,600)      $(1,098,100)     $  915,300
                                                   ==========      =========       ===========      ==========

Net income allocated to General Partner            $  329,400      $ (57,600)      $  (141,000)     $  130,800
                                                   ==========      =========       ===========      ==========

Net income allocated to Limited Partners           $2,076,600      $(335,000)      $  (957,100)     $  784,500
                                                   ==========      =========       ===========      ==========

Net income allocated to Limited
  Partners per Unit (84,886 Units
  outstanding)                                     $    24.46      $   (3.94)      $    (11.28)     $     9.24
                                                   ==========      =========       ===========      ==========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                 Year Ended December 31, 1996
                                                   --------------------------------------------------------
                                                                                                Pro Forma
                                                                   Current         Previous    Statement of
                                                   Statement of   Pro Forma       Pro Forma     Income and
                                                    Income and   Adjustments     Adjustments     Expenses
                                                     Expenses    (Unaudited)     (Unaudited)    (Unaudited)
                                                   -----------   -----------     -----------   ------------
Income:
 Rental                                            $6,342,500    $(1,018,900)   $(4,140,900)     $1,182,700
 Interest                                             661,200                          (400)        660,800
                                                   ----------    -----------    -----------      ----------
                                                    7,003,700     (1,018,900)    (4,141,300)      1,843,500
                                                   ----------    -----------    -----------      ----------
Expenses:
 Depreciation and amortization                      1,262,400       (248,600)      (783,400)        230,400
 Property operating:
  Affiliates                                          390,000        (83,200)      (231,300)         75,500
  Nonaffiliates                                       912,200        (65,700)      (606,400)        240,100
 Real estate taxes                                    520,600        (50,900)      (389,700)         80,000
 Insurance - Affiliate                                 77,500        (11,100)       (52,100)         14,300
 Repairs and maintenance                              702,900        (64,300)      (473,300)        165,300
 General and administrative:
  Affiliates                                           55,300                                        55,300
  Nonaffiliates                                       262,900                                       262,900
                                                   ----------    -----------    -----------      ----------

                                                    4,183,800       (523,800)    (2,536,200)      1,123,800
                                                   ----------    -----------    -----------      ----------

Income before income from partipation               2,819,900       (495,100)    (1,605,100)        719,700
 in joint venture

Income from partipation in joint venture              383,300                                       383,300
                                                   ----------    -----------    -----------      ----------

Net income                                         $3,203,200    $  (495,100)   $(1,605,100)     $1,103,000
                                                   ==========    ===========    ===========      ==========

Net income allocated to General Partner            $  424,400    $   (74,400)   $  (197,400)     $  152,600
                                                   ==========    ===========    ===========      ==========

Net income allocated to Limited Partners           $2,778,800    $  (420,700)   $(1,407,700)     $  950,400
                                                   ==========    ===========    ===========      ==========

Net income allocated to Limited
 Partners per Unit (84,886 Units
 outstanding)                                      $    32.74    $     (4.96)   $    (16.58)     $    11.20
                                                   ==========    ===========    ===========      ==========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1)   For the purpose of the Pro Forma Balance Sheet:

     a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of September 30, 1997 to reflect the sales of the Registrant's interests in Rivergate and Foxhall.

     b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchasers of Rivergate and Foxhall.

     c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sales Proceeds of Rivergate and Foxhall to Limited Partners as if such special distributions had been declared as of Septemer 30, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Sold Properties.